UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2018

BNET MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	333-178000	30-0523156
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

291 South 200 West, Farmington UT., 84025   (Address of principal executive offices)

 (801) 928-8266

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Avril Gay

Effective December 5, 2018, Avril Gay resigned as a Director of BNET MEDIA GROUP, INC. (the “Company”).

Item 8.01 Other Events.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BNET MEDIA GROUP, INC.

Date: December 10, 2018	By: /s/ GERALD E. SKLAR
GERALD E. SKLAR
President, Chief Executive Officer, and Chairman of the Board